UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  June 24, 1998



                         LASALLE HOTEL PROPERTIES
          (Exact name of registrant as specified in its charter)



      Maryland                    1-14045            36-4219376
  (State or other             (Commission File       (IRS Employer
  jurisdiction of                  Number)           Identification No.)
  incorporation or
   organization)




1401 Eye Street, NW, Suite 900, Washington, D.C.           20005
(Address of principal executive office)                 (Zip Code)

Registrant's telephone number, including area code 202/222-2600



                              Not Applicable
       (Former name or former address, if changed since last report)

This Form 8-K is being filed to report financial information regarding the acquisition of the Harborside Hyatt Conference Center & Hotel in Boston, Massachusetts which was reported in the Form 8-K filed July 9, 1998, which this form amends.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On June 24, 1998, LaSalle Hotel Properties (the "Company") acquired an interest in the Harborside Hyatt Conference Center & Hotel in Boston (the "Property") through an indirect subsidiary, LHO Harborside Hotel, L.L.C. (the "Purchaser"). The Purchaser is a limited liability company organized under the laws of the state of Delaware, of which LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership") is the sole member.

      The Property was acquired from Bird Island Limited Partnership for an aggregate purchase price of $73.5 million (the "Purchase Price"), including obligations under $40 million of existing tax exempt industrial revenue bonds subject to which the property was acquired, pursuant to a Purchase and Sale Agreement. The tax exempt industrial revenue bonds have an interest rate of 10 percent, mature in 2026 and may be prepaid as early as 2001. The Property is subject to a long term ground lease from Massport, Logan International Airport's owner and operating authority. As part of the purchase, the Purchaser acquired, for no additional consideration, an existing approximately $1.5 million capital expenditure reserve that can be used for future capital needs as required and a $4 million deposit securing quarterly bond payments held by State Street Bank, as trustee.

      Hyatt Hotels Corporation will continue to operate the Property as the Harborside Hyatt Conference Center & Hotel under an existing management agreement. In order to accommodate the management agreement, the hotel will be leased, under a participating lease, by LaSalle Hotel Lessee, Inc., the common stock of which is owned by the Company (9%), LPI Charities (45.5%) and a wholly owned subsidiary of LaSalle Partners Incorporated (45.5%).

      On April 30, 1998, the Board of Trustees of the Company, including all of the Independent Trustees (i.e., the Trustees of the Company who are neither officers of the Company nor affiliated with the Company), authorized the Company to purchase an interest in the Property.

      The Property, a full-service luxury conference center and airport hotel, opened in 1993. Located adjacent to Boston's Logan International Airport along the waterfront, the Property features 19,000 square feet of meeting space, the Harborside Grill restaurant, the Midships Lounge, a tented pavilion, an indoor swimming pool, a health club, and dramatic views of Boston from guest rooms and public spaces. The Property is directly across the harbor from Boston's central business district and next to the Ted Williams tunnel, providing convenient access to downtown Boston, the World Trade Center, the future convention center, and the Massport Water Shuttle, a ferry service to Rowe's Wharf.

      The cash portion of the Purchase Price was funded with proceeds from a borrowing under the Operating Partnership's $200 million senior unsecured revolving credit facility from Societe Generale, Southwest Agency, The Bank of Montreal, Chicago Branch, and the other banks party thereto.

      The Company based its determination of the Purchase Price on the expected cash flow, physical condition, location, competitive advantages and potential for improved revenues. The Company did not obtain an independent appraisal of the Property. The Property was operated prior to the acquisition as an airport hotel and conference center, and the Company expects to continue to operate it as an airport hotel and conference center.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) Financial Statements of Property Acquired and Pro Forma Financial Information

      The financial statements, listed in the table of contents thereto, of Harborside Hyatt Conference Center & Hotel, Accounts Maintained by Hyatt Corporation, are included herein. The pro forma financial information required by Item 7(b) has been filed in conjunction with the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 1998, and therefore, is not provided in this Form 8-K/A.


(c)   Exhibits

      A list of exhibits is set forth in the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION


                             Table of Contents


Independent Auditors' Report. . . . . . . . . . . . . . . .         5

Statements of Assets and Liabilities. . . . . . . . . . . .         6

Statement of Operations . . . . . . . . . . . . . . . . . .         7

Statement of Cash Flows . . . . . . . . . . . . . . . . . .         8

Notes to Financial Statements . . . . . . . . . . . . . . .      9-11

Report of Independent Accountants


To the Partners of
Bird Island Limited Partnership:

We have audited the statements of assets and liabilities of the accounts maintained by Hyatt Corporation for Harborside Hyatt Conference Center & Hotel (a hotel owned by Bird Island Ltd. Partnership) as of December 31, 1997 and the related statements of revenues and expenses and cash flows as represented by such accounts for the year then ended. These financial statements are the responsibility of the Hotel's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion on Form 8-K of LaSalle Hotel Properties. The presentation is not intended to be a complete presentation of the financial position, results of operations and cash flows of Bird Island Limited Partnership.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the accounts maintained by Hyatt Corporation for Harborside Hyatt Conference Center & Hotel as of December 31, 1997 and its revenues and expenses and its cash flows as represented by such accounts for the year ended December 31, 1997, in conformity with generally accepted accounting principles.








                                      KPMG PEAT MARWICK LLP



Boston, Massachusetts
September 4, 1998

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                   Statements of Assets and Liabilities

              June 24, 1998 (Unaudited) and December 31, 1997


                                  ASSETS
                                                1998
                                             (Unaudited)         1997
                                            -----------      -----------
Current assets:
  Cash. . . . . . . . . . . . . . . . .     $   739,914          492,709
  Accounts receivable, less allowance
    for doubtful accounts of $28,002
    in 1998 $32,140 in 1997 . . . . . .       2,240,108        1,719,558
  Inventories . . . . . . . . . . . . .          27,333           22,040
  Other current assets. . . . . . . . .          63,588           95,498
  Due from fund for replacement
    of furniture, fixtures and
    equipment . . . . . . . . . . . . .           --               --
                                            -----------      -----------
          Total assets (all current). .     $ 3,070,943        2,329,805
                                            ===========      ===========

                          LIABILITIES AND CONTROL

Current liabilities:
  Accounts payable. . . . . . . . . . .      $  127,346          336,149
  Accrued expenses. . . . . . . . . . .         762,322          597,289
  Advance deposits. . . . . . . . . . .         112,719          107,694
  Accrued taxes . . . . . . . . . . . .         173,914           24,116
  Due to fund for replacement of
    furniture, fixtures and equipment .          68,714           16,453
  Due to Hyatt Corporation. . . . . . .         156,071          475,816
                                            -----------      -----------

          Total liabilities
            (all current) . . . . . . .       1,401,086        1,557,517
                                            -----------      -----------
Control . . . . . . . . . . . . . . . .       1,669,857          772,288
                                            -----------      -----------
          Total liabilities
            and control . . . . . . . .     $ 3,070,943        2,329,805
                                            ===========      ===========





















 The accompanying notes are an integral part of the financial statements.

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                         Statements of Operations

   For the period January 1, 1998 through June 24, 1998 (Unaudited) and
                   For the Year Ended December 31, 1997


                                         For the period
                                         January 1, 1998
                                             through
                                         June 24, 1998
                                           (Unaudited)           1997
                                         ---------------     -----------
Revenues:
  Rooms . . . . . . . . . . . . . . . .     $ 6,465,591       13,340,373
  Food and beverage . . . . . . . . . .       3,323,911        6,035,328
  Telephone . . . . . . . . . . . . . .         276,090          620,314
  Other . . . . . . . . . . . . . . . .         250,088          505,140
                                            -----------      -----------

          Total revenues. . . . . . . .      10,316,435       20,501,155
                                            -----------      -----------

Operating expenses:
  Rooms . . . . . . . . . . . . . . . .       1,284,328        2,241,392
  Food and beverage . . . . . . . . . .       2,446,400        4,161,686
  Telephone . . . . . . . . . . . . . .         137,719          284,840
  Other . . . . . . . . . . . . . . . .          18,806           44,888
  Administrative and general. . . . . .         542,422        1,094,393
  Marketing . . . . . . . . . . . . . .         576,115        1,843,595
  Energy costs. . . . . . . . . . . . .         291,661          703,590
  Property operations and maintenance .         355,411          801,151
  Management fee. . . . . . . . . . . .         544,761        1,118,107
  Ground rent (note D). . . . . . . . .         389,663          659,114
  Other . . . . . . . . . . . . . . . .         143,764          463,490
                                            -----------      -----------

          Total operating expenses. . .       6,730,416       13,416,246
                                            -----------      -----------

          Income from operations. . . .     $ 3,585,425        7,084,909
                                            ===========      ===========























 The accompanying notes are an integral part of the financial statements.

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                          Statement of Cash Flows

                       Year Ended December 31, 1997




Cash flows from operating activities:
  Income from operations. . . . . . . . . . . . . . . .      $ 6,469,872
  Adjustments to reconcile income from operations
   to net cash provided by operating activities:
    Increase (decrease) in cash attributable
     to changes in assets and liabilities:
      Accounts receivable . . . . . . . . . . . . . . .         (788,908)
      Inventories . . . . . . . . . . . . . . . . . . .           (5,139)
      Other current assets. . . . . . . . . . . . . . .            3,031
      Accounts payable. . . . . . . . . . . . . . . . .          (88,300)
      Accrued expenses. . . . . . . . . . . . . . . . .           65,347
      Advanced deposits . . . . . . . . . . . . . . . .          (34,157)
      Accrued taxes . . . . . . . . . . . . . . . . . .          (54,241)
      Due from (to) the fund for replacement
        of furniture, fixtures and equipment,
        net . . . . . . . . . . . . . . . . . . . . . .           51,440
      Due to Hyatt Corporation. . . . . . . . . . . . .          230,273
                                                             -----------

          Net cash provided by operating
            activities. . . . . . . . . . . . . . . . .        5,849,218

Cash flows from financing activities:
  Cash distributions to owner . . . . . . . . . . . . .       (6,375,000)
                                                             -----------

Net (decrease) increase in cash . . . . . . . . . . . .         (525,782)

Cash, beginning of year . . . . . . . . . . . . . . . .        1,018,491
                                                             -----------

Cash, end of year . . . . . . . . . . . . . . . . . . .      $   492,709
                                                             ===========























 The accompanying notes are an integral part of the financial statements.

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                       Notes to Financial Statements

                       Year Ended December 31, 1997



1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Basis of Financial Statements

      The accompanying financial statements have been prepared pursuant to the provisions of a Management Agreement between Hyatt Corporation ("Hyatt") and the Bird Island Ltd. Partnership (the "Owner") of the Harborside Hyatt Conference Center & Hotel (the "Hotel"). Accordingly, the statements of assets and liabilities do not include all of the assets and liabilities of the Owner, but only those assets and liabilities carried on the books and records of the Hotel which are maintained by employees of Hyatt. Assets and liabilities not reflected herein may include, but are not limited to, property, building, furniture and equipment and mortgages payable. The statements of revenues and expenses do not include charges for depreciation or interest expense in connection with the assets and liabilities, any expenses paid directly by the Owner, or any provision for income taxes, since such taxes, if any, are the liabilities of the partners of the Owner. However, the statements of revenues and expenses do include current charges for ground rent and the provision for replacement of and additions to furniture, fixtures and equipment calculated in accordance with the Management Agreement.

      These financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Regulation S-X and for inclusion in the Form 8-K of LaSalle Hotel Properties. The presentation is not intended to be a complete presentation of the financial position, revenues and expenses and cash flows of the Harborside Hyatt Conference Center & Hotel.

      INVENTORIES

      Inventories, consisting primarily of food and beverage, are stated at the lower of cost or market. Cost is determined generally by the first-in, first-out method.


2.    MANAGEMENT FEE:

      The Management fee is computed in accordance with the terms of the Management Agreement dated March 15, 1990, as amended, between Hyatt and the Owner. The Management Agreement expires on June 27, 2021, with two ten-year renewal periods. The management fee consists of a basic fee of 3.25% of gross receipts, as defined, through December 31, 1996, 3.5% for 1997 through 1998, 3.75% for 1999, and 4% thereafter; and, an incentive fee in an amount, if any, equal to 15% of available cash flow, as defined, in excess of $4,200,000.

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                 Notes to Financial Statements, Continued

                       Year Ended December 31, 1997


2.    MANAGEMENT FEE, continued:

      For the year ended December 31, 1997, the management fees pursuant to the terms of the Management Agreement are computed as follows:

                                                                1997
                                                            -----------
      Basic management fee:
        Gross receipts, per statements
          of revenues and expenses. . . . . . . . . . .     $20,501,157
                                                                 x 3.5%
                                                            -----------
                                                            $   717,541
                                                            ===========
      Incentive management fee:
        Available cash flow,
          as defined. . . . . . . . . . . . . . . . . .     $ 6,870,437
        Target amount . . . . . . . . . . . . . . . . .      (4,200,000)
                                                            -----------
      Available cash flow in
        excess of target amount . . . . . . . . . . . .       2,670,437
                                                                x 15.0%
                                                            -----------
                                                                400,566
                                                            -----------
      Management fee:
        Basic . . . . . . . . . . . . . . . . . . . . .         717,541
        Incentive . . . . . . . . . . . . . . . . . . .         400,566
                                                            -----------
                                                            $ 1,118,107
                                                            ===========

4.    CONTROL:

      Activity in the owner's account for the year ended December 31, 1997 is as follows:

                                                                1997
                                                            -----------

      Balance, beginning of year. . . . . . . . . . . .     $   677,416
      Income from operations. . . . . . . . . . . . . .       6,469,872
      Distributions to Owner. . . . . . . . . . . . . .      (6,375,000)
                                                            -----------
      Balance, end of year. . . . . . . . . . . . . . .     $   772,288
                                                            ===========

                HARBORSIDE HYATT CONFERENCE CENTER & HOTEL

                 ACCOUNTS MAINTAINED BY HYATT CORPORATION

                 Notes to Financial Statements, Continued

                       Year Ended December 31, 1997


5.    GROUND LEASE:

      The Owner is obligated under an operating lease for the rental of land on which the Hotel is situated. The term of the ground lease is for an initial period expiring in 2021, with renewal options, subject to certain conditions, which may extend the term to not later than 2077. The ground lease provides for rental payments consisting of base rent, as defined, of $347,760 per year. In addition, the lease provides for contingent rent based upon 1% of gross revenues, as defined, and additional contingent rent of 5% of the excess of current year over base year gross revenues until December 31, 2005 (base year revenues were established in 1996 at $18,374,307). The additional contingent rent, as defined, increases to 6.25% in 2006 through 2020, and 7% for the year ended 2021. Ground rent expense for 1997 is as follows:

                                                                1997
                                                            -----------

      Base rent . . . . . . . . . . . . . . . . . . . .     $   347,760
      Contingent rent . . . . . . . . . . . . . . . . .         205,012
      Additional contingent rent. . . . . . . . . . . .         106,342
                                                            -----------
                                                            $   659,114
                                                            ===========

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LASALLE HOTEL PROPERTIES



Date:  September 8, 1998            By:  /S/ JON E. BORTZ
                                         Jon E. Bortz
                                         President and
                                         Chief Executive Officer

                               EXHIBIT INDEX




Exhibit
Number                  Description


Exhibit 2.1* Purchase and Sale Agreement, dated as of June 16, 1998, by and between Bird Island Limited Partnership and LaSalle Hotel Operating Partnership, L.P.


     *  Previously filed.